SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                               ------------------

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                     the Securities and Exchange Act of 1934

       Date of Report: (Date of earliest event reported): August 22, 2003


                           RAMPART CAPITAL CORPORATION
             (Exact name of registrant as specified in its charter)


            TEXAS                    1-15277                  76-0427502
-------------------------------------------------------------------------------
   (State of Incorporation)   (Commission File Number)      (IRS Employer
                                                          Identification No.)


                            16401 COUNTRY CLUB DRIVE
                                  CROSBY, TEXAS
              (Address of Registrant's principal executive offices)

                                 (713) 223-4610
              (Registrant's telephone number, including area code)



                                (NOT APPLICABLE)
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

     On August 22, 2003, Rampart Capital Corporation (the "Company") issued a press release announcing a delay in the date of its 2003 annual meeting of shareholders originally scheduled for September 3, 2003. The meeting is being delayed to allow the board of directors and the special committee of the board of directors to evaluate the effect, if any, of the recent foreclosure of two real estate secured notes by one of the Company's subsidiaries on the terms of the previously announced reverse stock split proposal to be presented to the shareholders at the meeting.

ITEM 7.  FINANCIAL  STATEMENTS,  PRO  FORMA  FINANCIAL
         INFORMATION  AND  EXHIBITS

     (C) EXHIBITS

         99.1  Press Release dated August 22, 2003.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  August 22, 2003                 RAMPART  CAPITAL  CORPORATION


                                       By:  /s/  J.H. Carpenter
                                            ------------------------
                                            J.H. Carpenter,
                                            President and
                                            Chief Operating Officer

                                INDEX TO EXHIBITS


EXHIBIT               DESCRIPTION OF EXHIBIT
-----          ------------------------------------
*99.1          Press Release, dated August 22, 2003

*FILED  HEREWITH.

                                                                    EXHIBIT 99.1

        RAMPART CAPITAL CORPORATION REPORTS A DELAY IN ITS ANNUAL MEETING

Houston, Texas, August 22, 2003 -- Rampart Capital Corporation (the "Company") (Amex: RAC) today announced a delay in the date of its 2003 annual meeting of shareholders originally scheduled for September 3, 2003. The meeting is being delayed to allow the board of directors and the special committee of the board of directors to evaluate the effect, if any, of the recent foreclosure of two real estate secured notes by one of the Company's subsidiaries on the terms of the previously announced reverse stock split proposal to be presented to the shareholders at the meeting. More information on the foreclosure is available in the Company's Form 10-QSB for the second quarter of 2003, which is available in the SEC's EDGAR database at www.sec.gov.

The board of directors will set a new meeting date, and likely a new record date from our current August 4, 2003 record date, as soon as the date can be set with certainty and the Company will issue a press release announcing the date.

THIS PRESS RELEASE CONTAINS FORWARD-LOOKING STATEMENTS UNDER FEDERAL SECURITIES LAWS, INCLUDING STATEMENTS REGARDING RAMPART CAPITAL CORPORATION'S EXPECTED FUTURE BUSINESS AND PROSPECTS. THESE FORWARD-LOOKING STATEMENTS ARE BASED UPON CURRENT EXPECTATIONS AND INVOLVE CERTAIN RISKS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM ANY SUCH STATEMENT. THESE RISKS AND UNCERTAINTIES INCLUDE (1) TIGHTENING OF CREDIT MARKETS, (2) VOLATILITY IN THE REAL ESTATE MARKETS AND INTEREST RATES, (3) EMERGING COMPETITION, (4) CHANGES IN REGULATIONS IN THE INDUSTRIES WE SERVE, (5) CHANGES IN GENERAL ECONOMIC CONDITIONS, PARTICULARLY WITHIN THE REGIONS IN WHICH WE OPERATE, (6) MARKET VALUATION RISKS, AND (7) TERRORIST ACTIVITIES.


CONTACT:  RAMPART  CAPITAL  CORPORATION
          Chuck Janke, Jim Carpenter, Charles Presley & Eileen Fashoro at 713/223-4610


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